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                                                                    EXHIBIT 10.4

                       RESTRICTED STOCK PURCHASE AGREEMENT

     This Agreement (the "Agreement") is made as of this 12th day of December, 2005, by and between Roving Software Incorporated, a Delaware corporation with principal offices at 1601 Trapelo Road, Waltham, Massachusetts 02451 (the "Company"), and Steven R. Wasserman, an individual residing at 16 Liberty Road, Medway, MA 02053 ("Participant").

     Pursuant to the 1999 Stock Option/Stock Issuance Plan of the Company, (the "Plan"), the Company desires to grant to Participant the right to purchase (the "Purchase Right") a maximum of 147,700 shares of its common stock, par value $.01 per share (the "Common Stock") under the Plan, at the price of $0.08 per share (the "Original Purchase Price Per Share"), and Participant is interested in exercising the Purchase Right for all of such 147,700 shares (the "Purchased Shares") of Common Stock for the aggregate purchase price of $11,816.00.

     In consideration of the benefits which the parties to this Agreement anticipate from the implementation of this Agreement and the mutual promises set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement therefore agree as follows:

     1. Grant Under 1999 Stock Option/Stock Issuance Plan. The parties to this Agreement acknowledge and agree that the Purchase Right is granted pursuant to and is governed by the Plan and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this Purchase Right pursuant to the Plan shall be governed by the Plan as it exists on this date. The Participant acknowledges receipt of a copy of the Plan,.

     2. Purchase of Shares. For the aggregate sum of Eleven Thousand Eight Hundred Sixteen Dollars and no cents ($11,816.00) (the "Purchase Price"), the Company hereby agrees to sell and issue to Participant, and Participant hereby agrees to purchase from the Company 147,700 shares of Common Stock. Upon execution of this Agreement and receipt of the Purchase Price, the Company will deliver to Participant a certificate registered in the name of Participant representing the Purchased Shares.

     3. Representation and Warranties of Participant. To induce the Company to issue the Purchased Shares, Participant hereby represents, warrants and agrees as follows:

          (a) Any shares purchased upon exercise of this Agreement shall be acquired for Participant's account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act") or any rule or regulation under the Securities Act.

          (b) Participant has had such opportunity as Participant has deemed adequate to obtain from representatives of the Company such information as is necessary to permit Participant to evaluate the merits and risks of Participant's investment in the Company.

          (c) Participant is able to bear the economic risk of holding shares acquired pursuant to this Agreement for an indefinite period.

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          (d) Participant understands that (A) the shares acquired pursuant to this Agreement will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act;
(B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

          (e) Participant agrees that, if the Company offers for the first time any of its Common Stock for sale pursuant to a registration statement under the Securities Act, Participant will not, without the prior written consent of the Company, publicly offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares purchased upon exercise of this option for a period of ninety (90) days, or such longer period as the Company may reasonably require, after the effective date of such registration statement.

          (f) Participant's principal residence is at the address set forth below on the signature page. Participant shall promptly notify the Company of any change in Participant's principal address.

By making payment of the Purchase Price, in whole or in part, Participant shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 3.

     4. Restriction on Shares. Participant hereby agrees and acknowledges that the Purchased Shares may not be assigned, transferred, pledged, hypothecated, or otherwise disposed of or encumbered until such Purchased Shares have become Vested Shares (as defined below).

     The term "Vested Shares" shall mean the Purchased Shares which Participant has earned by performance of services to the Company over the course of time and which are not subject to the Company's right to repurchase as described below. Shares shall become Vested Shares hereunder if the Participant continues to be employed by the Company or to serve as a director or consultant, as the case may be, as follows:


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                                        Percentage of Purchased
                 Vesting Date      Shares that become Vested Shares
                 ------------      --------------------------------

                December 11, 2006                25.00%
                 March 11, 2007                   6.25%
                  June 11 2007                    6.25%
               September 11, 2007                 6.25%
                December 11, 2007                 6.25%
                 March 11, 2008                   6.25%
                  June 11, 2008                   6.25%
               September 11, 2008                 6.25%
                December 11, 2008                 6.25%
                 March 11, 2009                   6.25%
                  June 11, 2009                   6.25%
               September 11, 2009                 6.25%
                December 11, 2009                 6.25%

     The term "Unvested Shares" shall mean all Purchased Shares other than Vested Shares.

     5. Company Repurchase Right Upon Death, Disability or Termination of Business Relationship. If Participant ceases to be an employee, officer or director of, or consultant or advisor to the Company (any of such relationships a "Business Relationship") for any reason, or upon Participant's death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue
Code), the Company shall have the assignable right, in the sole discretion of the Board of Directors or any duly authorized Committee thereof, to repurchase, within 90 days of such termination of the Business Relationship, death or disability, any Unvested Shares (the "Repurchase Option"). The purchase price for such Unvested Shares shall be the price paid by Participant for such Purchased Shares.

     6. Legending of Purchased Shares. All certificates representing the Purchased Shares shall have endorsed thereon legends substantially as follows:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law and may not be sold, pledged, hypothecated or transferred in the absence of an effective registration statement covering these securities under the Act and any applicable state securities laws or an opinion of counsel in form and substance satisfactory to the Company that registration is not required under the Act or under applicable state securities laws."

"The shares represented by this certificate are subject to a Restricted Stock Purchase Agreement dated December 12, 2005 with this Company, a copy of which Agreement is available for inspection at the offices of the Company or may be made available upon request."

"The Company is authorized to issue more than one class or series of stock. Upon written request to the Secretary of the Company, the Company will furnish without charge to the holder of this certificate, a statement of the powers, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof that the Company is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights."

"The securities represented hereby are subject to the provisions of an Amended and Restated Investors' Rights agreement dated as of August 9, 2001 and an Amended and Restated Stock Restriction Agreement dated as of August 9, 2001, including therein certain restrictions on transfer. Complete and correct copies of these agreements are available for inspection at the principal office of the Company and will be furnished upon written request and without charge."

     7. Procedures for Exercising Rights to Repurchase. If the Company shall be entitled to and shall elect to exercise the Repurchase Option, it shall give Participant (or her heirs or Representative) a written notice specifying the number of Unvested Shares which the Company

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elects to purchase and specifying a date for closing hereunder, which date shall be not more than thirty (30) calendar days after the giving of such notice. The closing shall take place at the Company's principal offices or such other location in the greater Boston, Massachusetts area as the Company may reasonably designate in such notice. At the closing, Participant shall deliver the Unvested Shares being purchased against the simultaneous delivery of the purchase price by the Company.

     In the event that Participant fails to deliver the Unvested Shares as required by this Agreement, the Company may elect (a) to establish a segregated account to receive the payments, such account to be turned over to Participant upon delivery of the certificates representing such Unvested Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Unvested Shares from Participant to the Company and to treat Participant and such Unvested Shares in all respects as if delivery of the certificates representing such shares had been made as required by this Agreement. Participant hereby irrevocably grants the Company a power of attorney for the purpose of effectuating the foregoing.

     8. Transfer and Other Restrictions; Company's Purchase Rights. Except as set forth in this Section 8, no disposition (whether by sale, exchange, gift, transfer or otherwise) may be made of any Purchased Shares, other than by will or the laws of decent and distribution.

          (a) First Refusal Rights.

               (i) If Participant or Participant's successor in interest desires to sell all or any part of the Vested Shares (including any securities received in respect thereof pursuant to recapitalizations and the like), and an offerer (the "Offeror") has made an offer therefor, which offer Participant desires to accept, Participant shall: (y) obtain in writing an irrevocable and unconditional bona fide offer (the "Bona Fide Offer") for the purchase thereof from the Offeror; and (z) give written notice (the "Option Notice") to the President of the Company setting forth Participant's desire to sell such shares, which Option Notice shall be accompanied by a photocopy of the original executed Bona Fide Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Bona Fide Offer. Upon receipt of the Option Notice, the Company shall have an option to purchase any or all of the shares specified in the Option Notice, such option to be exercisable by giving, within thirty (30) days after receipt of the Option Notice, a written counter-notice to Participant. If the Company elects to purchase, Participant shall be obligated to sell to the Company such shares at the price and terms indicated in the Bona Fide Offer within sixty (60) days from the date of receipt by the Company of the Option Notice. The Company's purchase rights under this Section 8 are assignable by the Company.

               (ii) Participant may sell, pursuant to the terms of the Bona Fide Offer, any or all of such Vested Shares not purchased by the Company or which the Company does not elect to purchase in the manner set forth hereinabove after the expiration of the 30-day period during which the Company may give the aforesaid counter-notice; provided, however, that Participant may not sell such shares to the Offeror if the Offeror is (A) a competitor of the Company, or (B) a person that controls, is controlled by or under common control with a competitor of the Company, or (C) a member of management of a competitor of the Company (any person described in clauses (A) through (C) being hereinafter referred to as a "Competitor")

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or (D) a person or entity to which the Board of Directors determines in its sole discretion, that a transfer of shares of the Company would be against the Company's best interest, and the Company gives to Participant, within thirty
(30) days of its receipt of the Option Notice, written notice stating that Participant shall not sell the shares to the Offeror; and provided, further, that prior to the sale of any such shares to the Offeror, the Offeror shall execute an agreement with the Company under which the Offeror agrees not to become a Competitor of the Company and further agrees to be subject to the restrictions set forth in this Agreement. If any or all of such shares are not sold pursuant to a Bona Fide Offer within the time permitted above, the unsold shares shall remain subject to the terms of this Agreement.

               (iii) The first refusal rights of the Company set forth above shall remain in effect until the closing of an initial underwritten public offering of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, or a successor statute, at which time the first refusal rights set forth herein will automatically expire.

     9. Adjustment Provisions.

          (a) Acceleration of Vesting of Unvested Shares for Certain Business Combinations. Immediately prior to the effective date of any Change in Control (as defined below) of the Company (the "Change in Control Effective Date"), fifty percent (50%) of all of the Participant's Unvested Shares as of such date shall be deemed to be Vested Shares for purposes of this Agreement. For purposes of this Agreement, "Change in Control" means the consummation of (i) the sale, transfer or other disposition of all or substantially all of the assets of the Company to a Third Party Entity (as defined below), (ii) a merger or consolidation of the Company with a Third Party Entity, or (iii) a transfer of more than fifty percent (50%) of the outstanding voting equity of the Company to a Third Party Entity, provided no financing transaction involving issuance of additional securities of the Company to a Third Party Entity shall constitute a Change in Control. A "Third Party Entity" means any entity other than the Company except (i) an entity which, prior to the transaction in question, directly or indirectly controls, is controlled by, or is under common control with the Company or (ii) an entity of which a majority of the voting equity following the transaction in question is owned directly or indirectly by the shareholders of a majority of the voting equity of the Company prior to the transaction.

          If the Participant's employment with such a Third Party Entity is terminated by the Third Party Entity at any time prior to the one (1) year anniversary of such Change of Control Effective Date, all of the Participant's remaining Unvested Shares shall be deemed to be Vested Shares for purposes of this Agreement.

          If the Participant's employment with such a Third Party Entity is terminated by the Participant due to a significant change in responsibilities or location that is unacceptable to the Participant at any time prior to the one
(1) year anniversary of such Change of Control Effective Date, all of the Participant's remaining Unvested Shares shall be deemed to be Vested Shares for purposes of this Agreement.

          (b) Board Authority to Make Adjustments. Any adjustments under this
Section 9 will be made by the Board of Directors of the Company, whose determination as to

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what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued with respect to the Purchased Shares on account of any such adjustments.

     10. Other Agreements.

     10.01 Further Assurances. Participant agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     10.02 No Obligation as to Employment. The Company is not by reason of this Agreement obligated to employ or to continue to employ or otherwise retain the services of Participant in any capacity.

     10.03 Notices. All notices under this Agreement shall be delivered by hand, sent by commercial overnight courier service or sent by registered or certified mail, return receipt requested, and first-class postage prepaid, to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in a notice by either party to the other. Notwithstanding the foregoing, any notice sent to such an address in a country other than that from which the notice is sent may be sent by telefax, telegram or commercial air courier.

     10.04 Entire Agreement. This Agreement embodies the entire agreement and understanding between Participant and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     10.05 Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

     10.06 Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     10.07 Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party other than as provided in Section 8(a), provided, however, that the Company may assign its rights to purchase any or all of the Unvested Shares pursuant to the Repurchase Option to any person designated by the Board of Directors of the Company.

     10.08 Invalid or Unenforceable Provisions. Each provision of this Agreement shall be considered separable. The invalidity or unenforceability of any provision of this Agreement

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shall not affect the other provisions, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

     10.09 Benefit and Burden. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their legatees, distributees, estates, executors, administrators, personal representatives, successors and assigns, and other legal representatives.

     10.10 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

     10.11 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

     10.12 Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

     10.13 Counterparts. This Agreement may be executed in two or more counterparts, each one of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as an instrument under seal as of the date first written above.

                                        ROVING SOFTWARE INCORPORATED:


                                        By: /s/ Gail Goodman
                                            ------------------------------------
                                        Name: Gail Goodman
                                        Title: Chief Executive Officer


                                        PARTICIPANT:


                                        /s/ Steven R. Wasserman
                                        ----------------------------------------
                                        Steven R. Wasserman
                                        16 Liberty Road
                                        Medway, Massachusetts 02053